Exhibit 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement Files No. 33-84092 and No. 333-14385.

                                                    ARTHUR ANDERSEN LLP



Melville, New York
March 24, 1997